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                                                                 Exhibit 10.7

                                                                [EXECUTION COPY]


                                 NETCOM SYSTEMS, INC.
                                REGISTRATION AGREEMENT

          THIS AGREEMENT is made as of August 29, 1997, by and among Netcom Systems, Inc., a California corporation (the "COMPANY"), the parties listed as Investors on the SCHEDULE OF INVESTORS attached hereto (collectively, the "INVESTORS") and the parties listed as Existing Shareholders on the SCHEDULE OF EXISTING SHAREHOLDERS attached hereto (collectively, the "EXISTING SHAREHOLDERS").

          WHEREAS, the parties to this Agreement are parties to a Recapitalization Agreement dated as of August 29, 1997 (as the same may be amended and modified from time to time in accordance with its terms, the "RECAPITALIZATION AGREEMENT");

          WHEREAS, in order to induce the Investors to enter into the Recapitalization Agreement, the Company has agreed to provide the registration rights set forth in this Agreement;

          WHEREAS, the execution and delivery of this Agreement is a condition to the Closing under the Recapitalization Agreement; and

          WHEREAS, unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 8 hereof.

          NOW, THEREFORE, the parties hereto agree as follows:

          1.   DEMAND REGISTRATIONS.

          (a) REQUESTS FOR REGISTRATION. At any time after the Closing under the Recapitalization Agreement, the holders of at least 66 2/3% of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Registrable Securities on Form S-1 or any similar long-form registration ("LONG-FORM REGISTRATIONS"), and the holders of at least 25% of the Investor Registrable Securities may request registration under the Securities Act of all or any portion of their Investor Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("SHORT-FORM REGISTRATIONS") if the Company is eligible to use any such short form. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "DEMAND REGISTRATIONS." Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of a request for a Demand Registration, the Company shall give written notice of such requested registration to all other holders of Registrable Securities and, subject to paragraph 1(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.



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          (b)  LONG-FORM REGISTRATIONS.  The holders of Investor Registrable
Securities shall be entitled to request (i) four Long-Form Registrations in which the Company shall pay all Registration Expenses ("COMPANY-PAID LONG-FORM REGISTRATIONS") and (ii) an unlimited number of Long-Form Registrations in which the holders of Investor Registrable Securities shall pay their share of the Registration Expenses as set forth in paragraph 5 hereof; PROVIDED THAT the aggregate offering value of the Registrable Securities requested to be included in any Long-Form Registration must equal at least $3,000,000. A registration shall not count as one of the permitted Company-paid Long-Form Registrations until it has become effective, and neither the last nor any subsequent Company-paid Long-Form Registration shall count as one of the permitted Company-paid Long-Form Registrations unless the holders of Investor Registrable Securities are able to register and sell at least 75% of the Investor Registrable Securities requested to be included in such registration; PROVIDED THAT in any event the Company shall pay all Registration Expenses in connection with any registration initiated as a Company-paid Long-Form Registration whether or not it has become effective and whether or not such registration has counted as one of the permitted Company-paid Long-Form Registrations hereunder.

          (c) SHORT-FORM REGISTRATIONS. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b) above, the holders of Investor Registrable Securities shall be entitled to request an unlimited number of Short-Form Registrations in which the Company shall pay all Registration Expenses; PROVIDED THAT the aggregate offering value of the Registrable Securities requested to be included in any Short-Form Registration must equal at least $1,000,000. Demand Registrations shall be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company shall use its reasonable best efforts to make Short-Form Registrations on Form S-3 available for the sale of Registrable Securities. The Company shall pay all Registration Expenses in connection with any registration initiated as a Short-Form Registration whether or not it has become effective.

          (d) PRIORITY ON DEMAND REGISTRATIONS. The Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the holders of at least 66 2/3% of the Investor Registrable Securities included in such registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the holders of at least 66 2/3% of the Investor Registrable Securities included in such registration, the Company shall include in such registration (i) first, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and (ii) second, any other securities requested to be included in such registration; PROVIDED THAT, notwithstanding the foregoing, in connection with the first two registrations of Investor Registrable Securities pursuant to this Agreement (whether pursuant to a Demand Registration or a Piggyback Registration), if any such registration is a Demand Registration, the Company shall include (i) first, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of Investor


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Registrable Securities owned by each such holder,(ii) second, the Other
Registrable Securities requested to be included in such registration, pro rata among the holders of such Other Registrable Securities on the basis of the number of Other Registrable Securities owned by each such holder and (iii) third, any other securities requested to be included in such registration (it being understood, however, that neither the last nor any subsequent registration subject to this proviso shall count as one of the two registrations subject to this proviso unless the holders of Investor Registrable Securities are able to register and sell at least 75% of the Investor Registrable Securities requested to be included in such registration).

          (e) EXPENSES. Any Persons other than holders of Registrable Securities who participate in Demand Registrations which are not at the Company's expense must pay their share of the Registration Expenses as provided in paragraph 5 hereof.

          (f) SELECTION OF UNDERWRITERS. The Company (acting through its Board of Directors) shall select the investment banker(s) and manager(s) to administer any offerings under this paragraph 1.

          (g) OTHER REGISTRATION RIGHTS. Except as provided in this Agreement, the Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company (whether as a demand registration or piggyback registration), or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of at least 66 2/3% of the Investor Registrable Securities; PROVIDED THAT the Company may grant rights to other Persons to participate in Piggyback Registrations so long as such rights are subordinate to the rights of the holders of Investor Registrable Securities with respect to such Piggyback Registrations.

          (h) RESTRICTIONS ON DEMAND REGISTRATIONS. The Company shall not be obligated to effect any Demand Registration within 180 days after the effective date of the Company's initial public offering of Common Stock under the Securities Act or within 90 days after the effective date of a previous Demand Registration or a previous registration in which the holders of Investor Registrable Securities were given piggyback rights pursuant to paragraph 2 hereof. The Company may postpone for up to 90 days (up to 60 days in the case of clause (ii) below) the filing or the effectiveness of a registration statement for a Demand Registration if the Company's Board of Directors determines in its reasonable good faith judgment that such Demand Registration would reasonably be expected to have (i) a material adverse effect on (or require premature disclosure of) any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction or (ii) a material adverse effect on the Company's business or stock price; PROVIDED THAT in such event, the holders of Investor Registrable Securities initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all Registration Expenses in connection with such registration. The Company may delay a Demand Registration hereunder only once in any twelve-month period.


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          2.   PIGGYBACK REGISTRATIONS.

          (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "PIGGYBACK REGISTRATION"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to paragraphs 2(c) and 2(d) below, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 20 days after the receipt of the Company's notice.

          (b) PIGGYBACK EXPENSES. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations whether or not such registration is consummated.

          (c) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of Registrable Securities owned by each such holder and (iii) third, any other securities requested to be included in such registration; PROVIDED THAT, notwithstanding the foregoing, in connection with the first two registrations of Investor Registrable Securities pursuant to this Agreement (whether pursuant to a Demand Registration or a Piggyback Registration), if any such registration is to be made in connection with an underwritten primary registration on behalf of the Company, the Company shall include (i) first, the securities the Company proposes to sell,(ii) second, the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such Investor Registrable Securities on the basis of the number of Investor Registrable Securities owned by each such holder,(iii) third, the Other Registrable Securities requested to be included in such registration, pro rata among the holders of such Other Registrable Securities on the basis of the number of Other Registrable Securities owned by each such holder and (iv) fourth, any other securities requested to be included in such registration (it being understood, however, that neither the last nor any subsequent registration subject to this proviso shall count as one of the two registrations subject to this proviso unless the holders of Investor Registrable Securities are able to register and sell at least 75% of the Investor Registrable Securities requested to be included in such registration).

          (d) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (other than the holders of Investor Registrable Securities), and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration
(i) first, the securities requested to be


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included therein by the holders requesting such registration and the Registrable
Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder and (ii)second, any other securities requested to be included in such registration; PROVIDED THAT, notwithstanding the foregoing, in connection with the first two registrations of Investor Registrable Securities pursuant to this Agreement (whether pursuant to a Demand Registration or a Piggyback Registration), if any such registration is to be made in connection with an underwritten secondary registration on behalf of holders of the Company's securities (other than the holders of Investor Registrable
Securities), the Company shall include (i) first, the securities requested to be included therein by the holders requesting such registration and the Investor Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities owned by each such holder, (ii) second, the Other Registrable Securities requested to be included in such registration, pro rata among the holders of such Other Registrable Securities on the basis of the number of Other
Registrable Securities owned by each such holder and (iii) third, any other securities requested to be included in such registration (it being understood, however, that neither the last nor any subsequent registration subject to this proviso shall count as one of the two registrations subject to this proviso unless the holders of Investor Registrable Securities are able to register and sell at least 75% of the Investor Registrable Securities requested to be included in such registration).

          (e) WITHDRAWAL BY THE COMPANY. If, at any time after giving written notice of its intention to register any of its securities as set forth in paragraph 2(a) and prior to the effective date of such registration statement filed in connection with such registration, the Company's board of directors shall determine in its good faith judgment for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and thereupon shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith as provided herein).

          3.   HOLDBACK AGREEMENTS.

          (a) No holder of Registrable Securities shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of the Company's initial public offering of its Common Stock under the Securities Act or during the seven days prior to and the 90-day period beginning on the effective date of the next registered public offering of the Company's Common Stock (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree in writing.

          (b) The Company (i) shall not effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of the Company's initial public offering of its Common Stock under the Securities Act or during the seven days prior to and the 90-day period beginning on the effective date of (A) the next registered public


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offering of the Company's Common Stock and (B) any underwritten Demand
Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any successor or similar form), unless the underwriters managing the registered public offering otherwise agree, and
(ii) shall cause each holder of at least 2% of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such periods (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree in writing.

          4. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; PROVIDED THAT before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall (if requested) furnish to the counsel selected by the holders of at least 66 2/3% of the Investor Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents shall be subject to the review and comment of such counsel;

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either
(i) not less than 120 days or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by any underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and the prospectus used in connection therewith;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such


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registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller (including any underwriter) reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; PROVIDED THAT the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of at least 66 2/3% of the Investor Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney,


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accountant or other agent retained by any such seller or underwriter, all necessary financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included;

          (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order;

          (m) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

          (n) obtain a cold comfort letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of at least 66 2/3% of the Investor Registrable Securities being sold reasonably request.

          5.   REGISTRATION EXPENSES.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions payable with respect to Registrable Securities, which shall be paid by the holders of such Registrable Securities) and other Persons retained by the Company (all such expenses being herein called "REGISTRATION EXPENSES"), shall be borne as provided in this Agreement, except that the Company


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shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees and disbursements of one counsel chosen by the holders of at least 66 2/3% of the Investor Registrable Securities included in such registration.

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

          6.   INDEMNIFICATION.

          (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by, or relating to any action or proceeding arising out of or based upon, any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities, except with respect to any information supplied by any underwriter for use in such registration statement, prospectus or other offering document and except that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus, the indemnity agreement contained in this paragraph 6(a) shall not inure to the benefit of the underwriter from whom the Person asserting any such losses, claims, damages, liabilities or expenses purchased shares concerned (or to the benefit of any Person controlling such underwriter) to the extent that any such loss, claim, damage, liability or expense of the underwriter or controlling Person results from an untrue statement or omission in the preliminary prospectus which was corrected in the prospectus if a copy of the prospectus was not sent or given to such Person as required by the Securities Act.


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

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; PROVIDED THAT the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (PROVIDED THAT the failure to give such prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. Each indemnifying party also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the indemnification provided for herein is unavailable for any reason.

          7. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          8.   DEFINITIONS.

          (a) "INVESTOR REGISTRABLE SECURITIES" means (i) any Common Stock issued or issuable upon conversion of the Convertible Preferred Stock issued pursuant to the Recapitalization Agreement, (ii) any securities issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and
(iii) any other shares of Common Stock held by Persons holding securities described in clauses (i) or (ii) above.

          (b) "OTHER REGISTRABLE SECURITIES" means (i) any Common Stock held by the Existing Shareholders and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Other Registrable Securities held by any Existing Shareholder, such securities shall cease to be Other Registrable Securities when the aggregate number of Other Registrable Securities held by such Person does not exceed one percent of the number of shares of Common Stock then outstanding as shown by the most recent report or statement published by the Company and such Person has held such securities for at least one year.

          (c) "REGISTRABLE SECURITIES" means, collectively, the Investor Registrable Securities and the Other Registrable Securities. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or repurchased by the Company or any Subsidiary. For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder (it being understood, however, that any Registrable Securities which are not shares of Common Stock shall be converted into or exercised for shares of Common Stock immediately prior to the closing of any registration pursuant to which such Common Stock is to be sold).

          (d) Unless otherwise stated, other capitalized terms contained herein have the meanings set forth in the Recapitalization Agreement.

          9.   MISCELLANEOUS.

          (a) NO INCONSISTENT AGREEMENTS. Except as provided for herein, the Company shall not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) REMEDIES. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (c) AMENDMENTS AND WAIVERS. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company, the holders of at least 66 2/3% of the Investor Registrable Securities and the holders of a majority of the Other Registrable Securities (but only to the extent that the holders of Other Registrable Securities would be adversely affected by such amendment or waiver).

          (d) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

          (e) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (f) COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

          (g) DESCRIPTIVE HEADINGS. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (h) GOVERNING LAW. All issues and questions concerning the construction, validity, interpretation and enforcement of this Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

          (i) NOTICES. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or five days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to each Investor at the address indicated on the SCHEDULE OF INVESTORS attached hereto and to each Existing Shareholder at the address indicated on the SCHEDULE OF EXISTING SHAREHOLDERS attached hereto and to the Company at the address indicated below:

     TO THE COMPANY:

     Netcom Systems, Inc.
     20550 Nordhoff Street
     Chatsworth, California  91311
     Attn:  Chief Executive Officer

     WITH A COPY TO:

     (which shall not constitute notice to the Company)
     Wilson Sonsini Goodrich & Rosati
     650 Page Mill Road
     Palo Alto, California 94304-1050
     Attn:  Steven E. Bochner, Esq.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                               *     *     *     *    *

          IN WITNESS WHEREOF, the parties have executed this Registration Agreement as of the date first written above.

                                   NETCOM SYSTEMS, INC.

                                   By:
                                      -----------------------------------------

                                   Its:
                                      -----------------------------------------


                                   SUMMIT VENTURES IV, L.P.

                                   By:   Summit Partners IV, L.P., its General
                                         Partner

                                   By:   Stamps, Woodsum & Co. IV, its General
                                         Partner

                                   By:
                                      -----------------------------------------
                                      General Partner


                                   SUMMIT INVESTORS III, L.P.

                                   By:
                                      --------------------------------
                                      Authorized Signatory


                                   NATIONSBANC CAPITAL CORP.

                                   By:
                                      -----------------------------------------
                                      Todd A. Binkowski, its
                                      Authorized Signatory

                                   NORTHSTAR INVESTORS, LLC

                                   By:
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------


                   [Signature Page to Registration Agreement]

                                   SPITFIRE CAPITAL PARTNERS,
                                   L.P.

                                   By: MS Spitfire LLC, its General Partner

                                   By:
                                      -----------------------------------------
                                      William B. Bunting

                                   Its:
                                       ----------------------------------------


                                   PETER MOONEY, AS NOMINEE FOR
                                   THE BROADVIEW PARTNERS GROUP

                                   By:
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------

                                   BAIN SECURITIES, INC.

                                   By:
                                      -----------------------------------------
                                      Leonard C. Banos, its Vice President

                                   WS INVESTMENT COMPANY 97B

                                   By:
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------


                                   WSGR PROFIT SHARING TRUST FBO
                                   STEVEN E. BOCHNER


                                   By:
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------

                                   --------------------------------------------
                                   Steven E. Bochner

                                   --------------------------------------------
                                   Nevan C. Elam

                                   --------------------------------------------
                                   Todd Cleary




                      [Signature Page to Registration Agreement]

                                   --------------------------------------------
                                   Marc Hamon


                                   --------------------------------------------
                                   Henri Hamon


                                   --------------------------------------------
                                   James Jordan


                                   --------------------------------------------
                                   Warren B. Phelps III


                                   --------------------------------------------
                                   Jing Zhang


                                   --------------------------------------------
                                   Stephane Johnson


                                   --------------------------------------------
                                   Richard Bass






                      [Signature Page to Registration Agreement]

                       SCHEDULE OF INVESTORS


Summit Ventures IV, L.P.             WS Investment Company 97B
499 Hamilton Avenue                  c/o Wilson Sonsini Goodrich & Rosati
Palo Alto, California  94301         650 Page Mill Road
Attn.:  Mr. Walter G. Kortschak      Palo Alto, California 94304
                                     Attn:  Steven E. Bochner, Esq.
Summit Investors III, L.P.
499 Hamilton Avenue                  WSGR Profit Sharing Trust FBO
Palo Alto, California  94301         Steven E. Bochner
Attn:  Mr. Walter G. Kortschak       c/o Wilson Sonsini Goodrich & Rosati
                                     650 Page Mill Road
NationsBanc Capital Corp.            Palo Alto, California 94304
NationsBank Corporate Center         Attn:  Steven E. Bochner, Esq.
10th Floor
100 North Tryon                      Steven E. Bochner
Charlotte, North Carolina  28255     c/o Wilson Sonsini Goodrich & Rosati
Attn:  Mr. Robert H. Sheridan III    650 Page Mill Road
                                     Palo Alto, California 94304
Northstar Investors, LLC
c/o Montgomery Securities            Nevan C. Elam
600 Montgomery Street                c/o Wilson Sonsini Goodrich & Rosati
San Francisco, California  94111     650 Page Mill Road
Attn:  Mr. Derek Lemke               Palo Alto, California 94304

Spitfire Capital Partners, L.P.      Todd Cleary
c/o Montgomery Securities            c/o Wilson Sonsini Goodrich & Rosati
600 Montgomery Street                650 Page Mill Road
San Francisco, California  94111     Palo Alto, California 94304
Attn:  Mr. William B. Bunting
                                     WITH A COPY TO:
Peter Mooney as nominee for          (which shall not constitute notice to the
the Broadview Partners Group         Investors)
c/o Broadview Associates
950 Tower Lane                       Kirkland & Ellis
18th Floor                           200 East Randolph Drive
Foster City, California  94404       Chicago, Illinois  60601
Attn:  Mr. Stephen S. Smith          Attn:  Ted H. Zook, Esq.

Bain Securities, Inc.                Fennebresque, Clark, Swindell & Hay
c/o Bain & Company, Inc.             NationsBank Corporate Center
Two Copley Place                     29th Floor
Boston, Massachusetts  02116         100 North Tryon Street
Attn:  Leonard C. Banos              Charlotte, North Carolina  28202
                                     Attn:  John S. Chinuntdet, Esq.

                          SCHEDULE OF EXISTING SHAREHOLDERS

Marc Hamon
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Henri Hamon
Netcom Systems Europe
4, rue de Galilee
Immeuble Le Bellevue
ZAC du Moulin a vent 78280
Guyancourt, France

James Jordan
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Warren B. Phelps III
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Jing Zhang
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Stephane Johnson
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Richard Bass
Point of View, Inc.
410 Boylston Street
5th Floor
Boston, Massachusetts  02116

With a Copy to:
--------------
(which shall not constitute notice to the Existing Shareholders)
Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, California 94304
Attn:  Steven E Bochner, Esq.

                                 NETCOM SYSTEMS, INC.
                      AMENDMENT NO. 1 TO REGISTRATION AGREEMENT

          THIS AMENDMENT NO. 1 TO REGISTRATION AGREEMENT (this "AMENDMENT") is made as of September 25, 1997, by and among Netcom Systems, Inc., a California corporation (the "COMPANY"), the parties listed as Investors on the SCHEDULE OF INVESTORS attached hereto (collectively, the "INVESTORS"), the parties listed as Existing Shareholders on the SCHEDULE OF EXISTING SHAREHOLDERS attached hereto (collectively, the "EXISTING SHAREHOLDERS") and Richard Moley ("MOLEY").

          WHEREAS, the Company, the Investors and the Existing Shareholders are parties to that certain Registration Agreement dated as of August 29, 1997 (the "AGREEMENT").

          WHEREAS, Moley is purchasing shares of the Company's Class A Redeemable Preferred Stock and Class B Convertible Preferred Stock pursuant to a Preferred Stock Purchase Agreement, dated as of the date hereof, by and between the Company and Moley (the "PURCHASE AGREEMENT").

          WHEREAS, the Company, the Existing Shareholders and the Investors desire to enter into this Amendment for the purposes of making Moley a party to the Agreement.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. INVESTOR. For all purposes of the Agreement (as amended by this Amendment), the term "INVESTOR" shall include Moley.

          2. INVESTOR REGISTRABLE SECURITIES. For all purposes of the Agreement (as amended by this Amendment), the term "INVESTOR REGISTRABLE SECURITIES" shall include (i) any Common Stock of the Company issued or issuable upon conversion of the Class B Convertible Preferred Stock of the Company issued pursuant to the Purchase Agreement, (ii) any securities issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization and (iii) any other shares of Common Stock held by Persons (as such term is defined in the Agreement) holding securities described in clauses (i) or (ii) above.

          3. SEVERABILITY. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Amendment.

          4. COUNTERPARTS. This Amendment may be executed simultaneously in two or more counterparts (including by means of telecopied signature pages), any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment.

          5. DESCRIPTIVE HEADINGS. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

          6. GOVERNING LAW. All issues and questions concerning the construction, validity, interpretation and enforcement of this Amendment shall be governed by, and construed in accordance with, the laws of the

State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California.

          7. NOTICES. All notices and other communications to Moley provided for or permitted under the Agreement (as amended by this Amendment) shall be made at the address of Moley set forth in the Company's books and records.

          8. FULL FORCE AND EFFECT. Except as amended hereby, the Agreement shall remain in full force and effect.

                               *     *     *     *    *

          IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Registration Agreement as of the date first written above.


                                   NETCOM SYSTEMS, INC.

                                   By:
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------


                                   SUMMIT VENTURES IV, L.P.

                                   By:   Summit Partners IV, L.P., its General
                                         Partner

                                   By:   Stamps, Woodsum & Co. IV, its General
                                         Partner

                                   By:
                                      -----------------------------------------
                                      General Partner


                                   SUMMIT INVESTORS III, L.P.

                                   By:
                                      -----------------------------------------
                                      Authorized Signatory


                                   NATIONSBANC CAPITAL CORP.

                                   By:
                                      -----------------------------------------
                                      Todd A. Binkowski, its
                                      Authorized Signatory


                                   NORTHSTAR INVESTORS, LLC

                                   By:
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------



                   [Amendment No. 1 to Registration Agreement]

                                   SPITFIRE CAPITAL PARTNERS, L.P.

                                   By: MS Spitfire LLC, its General Partner

                                   By:
                                      -----------------------------------------
                                        William B. Bunting
                                   Its:
                                       ----------------------------------------



                                   PETER MOONEY, AS NOMINEE FOR
                                   THE BROADVIEW PARTNERS GROUP

                                   By:
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------

                                   BAIN SECURITIES, INC.

                                   By:
                                      -----------------------------------------
                                      Leonard C. Banos, its Vice President

                                   WS INVESTMENT COMPANY 97B

                                   By:
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------


                                   WSGR PROFIT SHARING TRUST FBO
                                   STEVEN E. BOCHNER


                                   By:
                                      -----------------------------------------

                                   Its:
                                       ----------------------------------------


                                   --------------------------------------------
                                   Steven E. Bochner

                                   --------------------------------------------
                                   Nevan C. Elam

                                   --------------------------------------------
                                   Todd Cleary

                     [Amendment No. 1 to Registration Agreement]

                                   --------------------------------------------
                                   Marc Hamon


                                   --------------------------------------------
                                   Henri Hamon


                                   --------------------------------------------
                                   James Jordan


                                   --------------------------------------------
                                   Warren B. Phelps III


                                   --------------------------------------------
                                   Jing Zhang


                                   --------------------------------------------
                                   Stephane Johnson


                                   --------------------------------------------
                                   Richard Bass


                                   --------------------------------------------
                                   Richard Moley










                     [Amendment No. 1 to Registration Agreement]

                               SCHEDULE OF INVESTORS


Summit Ventures IV, L.P.              WS Investment Company 97B
499 Hamilton Avenue                   c/o Wilson Sonsini Goodrich & Rosati
Palo Alto, California  94301          650 Page Mill Road
Attn.:  Mr. Walter G. Kortschak       Palo Alto, California 94304
                                      Attn:  Steven E. Bochner, Esq.
Summit Investors III, L.P.
499 Hamilton Avenue                   WSGR Profit Sharing Trust FBO
Palo Alto, California  94301          Steven E. Bochner
Attn:  Mr. Walter G. Kortschak        c/o Wilson Sonsini Goodrich & Rosati
                                      650 Page Mill Road
NationsBanc Capital Corp.             Palo Alto, California 94304
NationsBank Corporate Center          Attn:  Steven E. Bochner, Esq.
10th Floor
100 North Tryon                       Steven E. Bochner
Charlotte, North Carolina  28255      c/o Wilson Sonsini Goodrich & Rosati
Attn:  Mr. Robert H. Sheridan III     650 Page Mill Road
                                      Palo Alto, California 94304
Northstar Investors, LLC
c/o Montgomery Securities             Nevan C. Elam
600 Montgomery Street                 c/o Wilson Sonsini Goodrich & Rosati
San Francisco, California  94111      650 Page Mill Road
Attn:  Mr. Derek Lemke                Palo Alto, California 94304

Spitfire Capital Partners, L.P.       Todd Cleary
c/o Montgomery Securities             c/o Wilson Sonsini Goodrich & Rosati
600 Montgomery Street                 650 Page Mill Road
San Francisco, California  94111      Palo Alto, California 94304
Attn:  Mr. William B. Bunting

Peter Mooney as nominee for
the Broadview Partners Group
c/o Broadview Associates
950 Tower Lane
18th Floor
Foster City, California  94404
Attn:  Mr. Stephen S. Smith

Bain Securities, Inc.
c/o Bain & Company, Inc.
Two Copley Place
Boston, Massachusetts  02116
Attn:  Leonard C. Banos

                          SCHEDULE OF EXISTING SHAREHOLDERS

Marc Hamon
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Henri Hamon
Netcom Systems Europe
4, rue de Galilee
Immeuble Le Bellevue
ZAC du Moulin a vent 78280
Guyancourt, France

James Jordan
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Warren B. Phelps III
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Jing Zhang
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Stephane Johnson
Netcom Systems, Inc.
20550 Nordhoff Street
Chatsworth, California  91311

Richard Bass
Point of View, Inc.
410 Boylston Street
5th Floor
Boston, Massachusetts  02116